                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                       Note Payment Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Note Payment Noteholder Certificate is
delivered pursuant to Section 4.6 of the Indenture.

A.     The following summarizes the amounts being paid to the Holders of the
       Timber Notes on July 20 ,2001 pursuant to the Indenture:

                                                                                                           Per $1,000
                                                                                                          of original
                                                                                                           principal
                                                                                         Total               amount
                                                                                      --------------      -------------

       1.     Interest (other than interest on Premiums) paid

              Class  A-1 Timber Notes                                                  $4,045,821.82             $25.18

              Class  A-2 Timber Notes                                                  $8,645,760.00             $35.55

              Class  A-3 Timber Notes                                                 $17,862,065.40             $38.55

       2.     Principal paid

              Class  A-1 Timber Notes                                                  $3,212,821.00  1          $19.99

              Class  A-2 Timber Notes                                                          $0.00              $0.00

              Class  A-3 Timber Notes                                                          $0.00              $0.00

       3.     Interest on Premiums paid

              Class  A-1 Timber Notes                                                          $0.00              $0.00

              Class  A-2 Timber Notes                                                          $0.00              $0.00

              Class  A-3 Timber Notes                                                          $0.00              $0.00

       4.     Prepayment Premium paid

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

       5.     Deficiency Premium paid

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

       6.     Non-Registration Premium paid

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

--------------------

1      $1,625,468.22 of this principal payment is being made from the Scheduled
       Amortization Reserve Account.

B.     Additional data prior to giving effect to the above payments:

       1.     Principal balance of Timber Notes prior to payment

              Class A-1 Timber Notes                                                 $123,536,544.00            $768.74

              Class A-2 Timber Notes                                                 $243,200,000.00          $1,000.00

              Class A-3 Timber Notes                                                 $463,348,000.00          $1,000.00

C.     Additional data after giving effect to the above payments:

       1.     Principal balance of Timber Notes after payment

              Class A-1 Timber Notes                                                 $120,323,723.00            $748.75

              Class A-2 Timber Notes                                                 $243,200,000.00          $1,000.00

              Class A-3 Timber Notes                                                 $463,348,000.00          $1,000.00

       2.     Principal balance if Timber Notes were paid in accordance with
              Scheduled Amortization

              Class A-1 Timber Notes                                                 $120,323,723.00            $748.75

              Class A-2 Timber Notes                                                 $243,200,000.00          $1,000.00

              Class A-3 Timber Notes                                                 $463,348,000.00          $1,000.00

       3.     Amount of Amortization paid ahead of Scheduled Amortization for any Class of Timber Notes (No. 2 - No. 1, if No. 2 is greater than
              No. 1 for any Class of Timber Notes)

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

       4.     Amount of Amortization which is behind Scheduled Amortization for any Class of Timber Notes (No. 1 - No. 2, if No. 1 is greater than
              No. 2 for any Class of Timber Notes)

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

       5.     Accrued and unpaid Prepayment Premiums, if any

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

       6.     Accrued and unpaid Deficiency Premiums, if any

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

       7.     Accrued and unpaid Non-Registration Premiums, if any

              Class A-1 Timber Notes                                                           $0.00              $0.00

              Class A-2 Timber Notes                                                           $0.00              $0.00

              Class A-3 Timber Notes                                                           $0.00              $0.00

       8.     Is a Trapping Event continuing as of the Note Payment Date?                  X      No                Yes

       9.     Does a Cash Retention Event exist as of the Note Payment Date?               X      No                Yes

                  Prevailing SBE Price Data for 6 months ended
                                   July, 2001

Old Growth Redwood                                                 $  969 / Mbf

Young Growth Redwood                                               $  969 / Mbf

Old Growth Douglas Fir                                             $  329 / Mbf

Young Growth Douglas Fir                                           $  329 / Mbf

Whitewoods                                                         $  149 / Mbf

       Note:  Assumes an average size-quality category of 2.0 and the following harvest method percentages: Cat - 35%; Short-span skyline - 55%;
              Long-span skyline - 5%; and Helicopter - 5%